Supplement dated December 20, 2017
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust II
Columbia European Equity Fund	3/1/2017
On November 15, 2017, the Fund's Board of Trustees approved the proposal to change the Fund's name, as well as certain changes to the Fund's principal investment strategies. As a result, effective on or about  January 22, 2018 (the Effective Date), the Fund’s name is changed to Columbia Contrarian Europe Fund. Accordingly, on the Effective Date, all references in the Prospectus to Columbia European Equity Fund are hereby deleted and replaced with Columbia Contrarian Europe Fund. In addition, as of the Effective Date, the changes described in this Supplement are hereby made to the Fund’s Prospectus.
The third paragraph under the subsection “Principal Investment Strategies” in the Fund's Summary Prospectus and in the “Summary of the Fund” section of the Fund's Prospectus is hereby superseded and replaced with the following:
The Fund will normally have exposure to foreign currencies. The Fund may from time to time emphasize one or more sectors in selecting its investments.
The following paragraph is hereby added under the subsection "Principal Investment Strategies" in the Fund's Summary Prospectus and in the "Summary of the Fund" section of the Fund's Prospectus:
The Fund typically employs a focused portfolio investing style, which results in fewer holdings than a fund that seeks to achieve its investment objective by investing in a greater number of issuers. The Fund may invest in companies that have market capitalizations of any size.
The rest of the section remains the same.
The information under the subsection “Principal Risks” in the Fund's Summary Prospectus and in the “Summary of the Fund” section of the Fund's Prospectus is hereby revised to remove Mid-Cap Company Securities Risk and Sector Risk and to add the following:
Focused Portfolio Risk. Because the Fund may invest in a limited number of companies, the Fund as a whole is subject to greater risk of loss if any of those securities decline in price.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
The rest of the section remains the same.
The information under the subsection “Principal Investment Strategies” in the “More Information About the Fund” section of the Fund's Prospectus is hereby superseded and replaced with the following:
The Fund primarily invests in equity securities of European companies that are believed to offer growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of European companies. These equity securities generally include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts (ADRs), and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.
Although the Fund emphasizes investments in developed countries, the Fund also may invest in securities of companies located in developing or emerging markets.
The Fund will normally have exposure to foreign currencies. The Fund may from time to time emphasize one or more sectors in selecting its investments.
The Fund typically employs a focused portfolio investing style, which results in fewer holdings than a fund that seeks to achieve its investment objective by investing in a greater number of issuers. The Fund may invest in companies that have market capitalizations of any size.
For the purpose of selecting securities, a company is considered to be located in Europe if:
■	It is organized under the laws of a European country or has a principal office in a European country;
■	It derives at least 50% of its total revenues from businesses in Europe; or
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■	Its equity securities are traded principally on a stock exchange in Europe.
Columbia Management Investment Advisers, LLC (the Investment Manager) serves as the investment manager to the Fund and is responsible for oversight of the Fund’s subadviser, Threadneedle International Limited (Threadneedle or the Subadviser), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of the Investment Manager.
The “contrarian” nature of the strategy places emphasis on considering securities believed to be suffering from price weaknesses due to current market reaction or sentiment, or liquidity-driven or other factors, but that are believed to possess identifiable price improvement catalysts. The strategy seeks to identify advantageous entry points to buy these securities to capture potential upward valuation contrary to prevailing market sentiment. Contrarian ideas are typically identified through the portfolio manager’s bottom-up analysis. Fundamental analysis with risk management is used in identifying investment opportunities and constructing the Fund’s portfolio.
Threadneedle chooses investments for the Fund by:
■	Deploying an integrated approach to equity research that incorporates stock specific perspectives, regional analyses and a global sector strategy;
■	Conducting detailed research on companies in a consistent strategic and macroeconomic framework;
■	Implementing rigorous risk control processes that seek to ensure that the risk and return characteristics of the Fund’s portfolio are consistent with established portfolio management parameters.
A number of factors may prompt the portfolio management team to sell securities. A sale may result from a change in the composition of the Fund’s benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.
The information under the subsection “Principal Risks” in the “More Information About the Fund” section of the Fund's Prospectus is hereby revised to remove Mid-Cap Company Securities Risk and Sector Risk and to add the following:
Focused Portfolio Risk. The Fund, because it may invest in a limited number of companies, may have more volatility in its NAV and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller and generally less experienced management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in losses to the Fund which may affect the value of your investment in the Fund. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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